                                  EXHIBIT 10.2

                             CONNETICS CORPORATION
                          REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (the "AGREEMENT") is made as of the 20th day of June, 2000, by and among Connetics Corporation, a Delaware corporation ("CONNETICS") and each of the persons listed on EXHIBIT A to this Agreement (each an "INVESTOR" and together the "INVESTORS").


                                 R E C I T A L S

       A. Effective as of the same date as this Agreement, Connetics and the Investors have entered into a Common Stock Purchase Agreement (the "PURCHASE AGREEMENT") pursuant to which Connetics has agreed to sell to the Investors and the Investors have agreed to purchase from Connetics shares of Connetics' Common Stock (all terms not otherwise defined in this Agreement shall have the meanings ascribed in the Purchase Agreement).

       B. A condition to the Investors' obligations under the Purchase Agreement is that Connetics and the Investors enter into this Agreement in order to provide the Investors with certain rights to register the Common Stock acquired by the Investors pursuant to the Purchase Agreement. Connetics desires to induce the Investors to purchase the Common Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, the parties hereby agree as follows:


                                    AGREEMENT


1. REGISTRATION RIGHTS. Connetics and the Investors covenant and agree as follows:

        1.1    Definitions.  For purposes of this SECTION 1:

               (a) The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issued or sold in connection with the Purchase Agreement (such shares of Common Stock are collectively referred to as the "SHARES" or "STOCK") and (ii) any other shares of common stock of Connetics issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock; provided, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, shares of common stock shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements under Section 4(1) of the Securities Act so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock then outstanding which are Registrable Securities, plus the number of shares of common stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities;

               (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with this Agreement;

               (e) The term "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act; and

               (f) The term "SEC" means the Securities and Exchange Commission.

        1.2 Registration. Connetics will use its reasonable best efforts to effect a registration to permit the sale of the Registrable Securities as described below, and Connetics will:

               (a) prepare and file within twenty (20) days after the Closing, a registration statement on Form S-3 relating to resale of all of the shares of the Registrable Securities and use its reasonable best efforts to cause such registration statement to remain continuously effective for a period which will terminate when all Registrable Securities covered by such registration statement, as amended from time to time, have been sold or when the Registrable Securities may be sold under Rule 144(k) under the Securities Act;

               (b) prepare and file with the SEC such amendments and post-effective amendments to the registration statement and any prospectus as may be necessary to keep such registration statement effective for the period specified in SECTION 1.2(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all Registrable Securities;

               (c) notify each Investor promptly and confirm such notice in writing (i) when the prospectus or any supplement or post-effective amendment has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the registration statement or prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by Connetics of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

               (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

               (e) furnish to each Investor, without charge, at least one copy of the registration statement and any post-effective amendment to the registration statement, including financial statements and schedules, and upon an Investor's request, all documents incorporated in the registration statement by reference and all exhibits to the registration statement (including those incorporated by reference);

               (f) deliver to each Investor, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities;

               (g) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange or market on which similar securities issued by Connetics are then listed, and if the securities are not so listed to use its reasonable best efforts promptly to cause all such securities to be listed on the Nasdaq Stock Market;

               (h) use reasonable best efforts to qualify or register the Registrable Securities for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as are applicable. Connetics shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to general service of process or taxation as a foreign corporation in any jurisdiction where it is not now so subject;

               (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities under this Registration Rights Agreement; and

               (j) Connetics shall bear the expenses incurred in connection with a registration requested pursuant to this SECTION 1.2, including all registration, filing, qualification, printers' and accounting fees but excluding any underwriters' discounts or commissions and any fees and disbursements of any counsel for the selling Holders (such fees or discounts, if any, to be borne pro rata by the Holders participating in the registration).

        1.3 Restrictions; Procedure For Sales Pursuant To A Registration Statement.

               (a) Each Holder agrees that, in connection with any registration statement, Connetics may refuse to permit the Holder to resell any Shares for a specified period of time; provided, however, that (a) in order to exercise this right, Connetics must deliver a certificate in writing to the Holder to the effect that the registration statement in its then current form contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, (b) in no event shall such delay exceed twenty (20) days, (c) in no event shall this right of delay be exercised on more than two (2) occasions in any twelve (12) month period, and (d) during any suspension as contemplated by this SECTION 1.4 (a), Connetics will not allow any of its officers or directors to buy or sell shares of Connetics' securities.

               (b) Representations of Holders. Each Holder hereby represents to and covenants with Connetics that, during the period in which a registration statement effected pursuant to SECTION 1.2 remains effective, such Holder:

                (i) will not engage in any stabilization activity in connection with any of Connetics' securities;

                (ii) will cause to be furnished to any purchaser of the Shares and to the broker-dealer, if any, through whom Shares may be offered, a copy of the Prospectus; and

                (iii) will not bid for or purchase any securities of Connetics or any rights to acquire Connetics' securities, or attempt to induce any person to purchase any of Connetics' securities or any rights to acquire Connetics' securities other than as permitted under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT").

               (c) Information for Use in Registration Statement. Each Holder represents and warrants to Connetics that such Holder has completed the information requested by the Investor Questionnaire requested by Connetics, and further represents and warrants to Connetics that all information provided by such Holder in the Questionnaire is true, accurate and complete. At the time of any registration of Shares, each Holder shall complete a Selling Holder's Questionnaire in substantially the form attached as EXHIBIT B to this Agreement (the "QUESTIONNAIRE"), and further represents and warrants to Connetics that all information provided by such Holder in the Questionnaire shall be true, accurate and complete. Each Holder understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to Connetics specifically for use in, or in connection with, the registration statement and the Prospectus, and has executed this Agreement with such knowledge.

        1.4 Furnish Information. It shall be a condition precedent to the obligations of Connetics to take any action pursuant to this SECTION 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Connetics such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

        1.5 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any dispute that might arise with respect to the interpretation or implementation of this SECTION 1.

        1.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this SECTION 1:

               (a) To the extent permitted by law, Connetics will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

        (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements the registration statement or the final prospectus,

        (ii) the omission or alleged omission to state therein a material fact required to be stated in the registration statement, or necessary to make the statements in the registration statement not misleading, or

        (iii) any violation or alleged violation by Connetics of the Securities, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities, the Exchange Act or any state securities law;

and Connetics will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SUBSECTION 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Connetics (which consent shall not be unreasonably withheld), nor shall Connetics be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless Connetics, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Connetics within the meaning of the Securities, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this SUBSECTION 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity agreement contained in this SUBSECTION 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this SUBSECTION 1.6(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c) Promptly after an indemnified party receives notice under this SECTION 1.6 of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 1.6, deliver to the indemnifying party a written notice of the commencement of the action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of the action with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 1.6.

               (d) If the indemnification provided for in this SECTION 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense, then the indemnifying party, in lieu of indemnifying such indemnified party pursuant to this Section, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that, in no event shall any contribution by a Holder under this SUBSECTION 1.6(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) The obligations of Connetics and Holders under this SECTION
1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this SECTION 1.

        1.7 Reports Under Securities Exchange Act Of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Connetics to the public without registration or pursuant to a registration on Form S-3, Connetics agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, so long as Connetics remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

               (c) file with the SEC in a timely manner all reports and other documents required of Connetics under the Securities and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, the following upon request:

               (i) a written statement by Connetics that it has complied with the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3,

               (ii) a copy of the most recent annual or quarterly report of Connetics and such other reports and documents so filed by Connetics, and

               (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

2.      MISCELLANEOUS.

        2.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        2.2 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

        2.3 Counterparts. This Agreement may be executed in multiple counterparts with one or more Holders, and each signed Agreement shall be deemed an original, but all of which together shall constitute one and the same instrument.

        2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        2.5 Notices. Unless otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page hereto or as subsequently modified by written notice. If any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day. Notwithstanding the foregoing, any notice delivered pursuant to SECTION 1.3(e) or SECTION 1.4 hereto must be made by personal delivery or confirmed facsimile transmission.

        2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Connetics and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and Connetics.

        2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

        2.9 Entire Agreement. This Agreement, and the documents referred to in this Agreement (with the exception of the registration statement) constitute the entire agreement between the parties to this Agreement pertaining to the subject matter of this Agreement, and any and all other written or oral agreements existing between the parties are expressly canceled.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Connetics Corporation                             "INVESTOR"



By: /s/ Thomas G. Wiggans
   -------------------------------------
   Thomas G. Wiggans
   President and Chief Executive Officer

3400 West Bayshore Road
Palo Alto, California 94303
Facsimile:  (650) 843-2899


"PURCHASERS"

By: /s/ T.G. Wiggans
   -------------------------------------
   Thomas G. Wiggans
   President and Chief Executive Officer

3400 West Bayshore Road
Palo Alto, California 94303
Facsimile:  (650) 843-2899


"PURCHASERS"

Alexander E. Barkas

By:    /s/ Alexander E. Barkas
   ----------------------------------------
Name:  Alexander E. Barkas

Asset Management Holding Co.

By:    /s/ Harvard Wohl
   ----------------------------------------
Name:  Havard Wohl
Title:  Chief Investment Officer

BayStar Capital LP

By:    /s/ Steven Lamar
   ----------------------------------------
Name:  Steven Lamar
Title: General Partner

BayStar International Ltd.

By:    /s/ Steven Lamar
   ----------------------------------------
Name:  Steven Lamar
Title: Vice President

Commonfund

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: President, Dorset Mgmt. Corp.
       Investment Advisor to the Common Fund

Elliott Associates, L.P.

By:    /s/ Paul Singer
   ----------------------------------------
Name:  Paul Singer
Title: General Partner

Essex Global High Technology Fund - II (USA) a series of Essex qualified purchaser funds LLC

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex Global Life Sciences Fund II, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex Global Life Sciences Fund is a separate series of Essex Specialty Pooled Funds, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex High Technology (Bermuda) Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex High Technology Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Essex High Technology Offshore II Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

First Florida Capital Corp.

By:    /s/ John B. Monsky
   ----------------------------------------
Name:  John B. Monsky
Title: President

Forstmann International Fund Ltd.

By:    /s/ Anuren J. Kumar
   ----------------------------------------
Name:  Anuren J. Kumar
Title: Chief Financial Officer

Forstmann Partners, L.P.

By:    /s/ Anuren J. Kumar
   ----------------------------------------
Name:  Anuren J. Kumar
Title: Chief Financial Officer

Harpel Family Partnership, L.P.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

Harpel International Ltd.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

Harpel Partners, L.P.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

Harpel Select Growth, L.P.

By:    /s/ James W. Harpel
   ----------------------------------------
Name:  James W. Harpel
Title: General Partner

JALAA Equities, LP

By:    /s/ Jason Aryeh
   ----------------------------------------
Name:  Jason Aryeh
Title: General Partner

Knott Partners, L.P.

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: General Partner

Matterhorn Offshore Fund Ltd.

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: President , Dorset Mgt. Corp.
       Investment Advisor to Matterhorn

Oscar Opportunistic Fund LLC

By:    /s/ Anthony Scaramucci
   ----------------------------------------
Name:  Anthony Scaramucci
Title: President, Oscar Capital Mgmt LLC,
       Managing Member of Oscar Opportunistic Fund LLP


Oscar Opportunistic Offshore Fund Limited

By:    /s/ Anthony Scaramucci
   ----------------------------------------
Name:  Anthony Scaramucci
Title: Director

Permal Media & Communications Fund, Limited Partnership

By:    /s/ Susan P. Stickells
   ----------------------------------------
Name:  Susan P. Stickells
Title: Principal

Trinkaus & Burkhardt Int'l

By:    /s/ David M. Knott
   ----------------------------------------
Name:  David M. Knott
Title: President, Dorset Mgmt. Corp.
       Investment Advisor to Trinkaus

Westgate International, L.P.

By:    /s/ Paul Singer
   ----------------------------------------
Name:  Paul Singer
Title: President

                                    EXHIBIT A
                                LIST OF INVESTORS


Name                                                               Number of Shares
----                                                               ----------------
Alexander E. Barkas and                                                  100,000
Lynda J. Wijcik,
Tenants in Common

Asset Management Holding Co.                                              13,000

Bay Star Capital LP                                                      210,000

Bay Star International Ltd.                                               90,000

Commonfund                                                                53,700

Elliott Associates, L.P.                                                 100,000

Essex Global High Technology Fund - II                                    26,834
(USA) a series of Essex qualified purchaser
funds LLC

Essex Global Life Sciences Fund II,                                        6,837
Limited Partnership

Essex Global Life Sciences Fund is a                                      23,163
separate series of Essex Specialty
Pooled Funds, Limited Partnership

Essex High Technology (Bermuda) Fund,                                     60,218
Limited Partnership

Essex High Technology Fund, Limited                                       93,093
Partnership

Essex High Technology Offshore II Fund,                                   65,709
Limited Partnership

First Florida Capital Corp.                                               50,000

Forstmann International Fund Ltd.                                        103,000

Forstmann Partners, L.P.                                                  34,000

Harpel Family Partnership, L.P.                                           10,500

Harpel International Ltd.                                                  6,600

Harpel Partners, L.P.                                                     44,000

Harpel Select Growth, L.P.                                                18,900

JALAA Equities, LP                                                       200,000

Knott Partners, L.P.                                                     119,000

Matterhorn Offshore Fund Ltd.                                             22,400

Oscar Opportunistic Fund LLC                                             100,000

Oscar Opportunistic Offshore                                             100,000
Fund Limited

Permal Media & Communications Fund,                                      254,146
Limited Partnership

Trinkaus & Burkhardt Int'l                                                 4,900

Westgate International, L.P.                                             100,000



                                                                         EXHIBIT

                                    EXHIBIT B


                              CONNETICS CORPORATION
                       SELLING STOCKHOLDER'S QUESTIONNAIRE

        In connection with the Connetics Corporation Registration Statement (File No. _______________) registering certain shares of Connetics' Common Stock, the undersigned represents and warrants that the information set forth below is true, accurate and complete:


        1. As of the date of this Questionnaire, the undersigned beneficially owns ______ shares of Connetics' Common Stock.

        2. Except as described below, the undersigned has not had a material relationship with Connetics or any of its predecessors or affiliates within the last three years.

        The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). However, the SEC has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that the undersigned would have such a relationship, for example, with any organization of which the undersigned is an officer, director, trustee or partner or in which the undersigned owns, directly or indirectly, ten percent (10%) or more of the outstanding voting stock, or in which the undersigned has some other substantial interest, and with any person or organization with whom the undersigned has, or with whom any relative or spouse (or any other person or organization as to which the undersigned has any of the foregoing other relationships) has, a contractual relationship.

        If applicable, please describe the material relationship with Connetics:




Dated:   ___________________           By:______________________________________
                                                  (signature)

                                       Name:____________________________________
                                                    (print)
                                       Title:___________________________________
                                                 (if applicable)



                                                                         EXHIBIT